SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 6, 2012
Date of Report (date of earliest event reported)
AVISTAR COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)
Delaware	000-31121	88-0463156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1875 S. Grant Street, 10th Floor, San Mateo, California 94402
(Address of principal executive offices)
(650) 525-3300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 On March 6, 2012, Dr. Chris Lauwers notified Avistar Communications Corporation (the “Company”), that he would resign as the Company’s Chief Technology and Product Officer, effective as of March 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

Date: March 12, 2012	By:	/s/ Elias Murray Metzger
Elias Murray Metzger
Chief Financial Officer, Chief Administrative Officer and Corporate Secretary